Exhibit 99.2

1830 Snake River Unit A Katy, TX 77449 Tel: 281-646-9878 www.mireandassociates.com

April 14, 2014

Breitling Energy Corporation

1910 Pacific Avenue, Ste. 7000

Dallas, TX 75201

ATTN: Mr. Chris Faulkner

SUBJECT: March 1, 2014 SEC RESERVES EVALUATION

Mr. Faulkner,

Mire and Associates, Inc. (MAI) has evaluated the proved, probable and possible reserves as of March 1, 2014 for the Breitling Energy Corporation (BEC) interest in selected oil and gas properties. Reserves and cash flows were generated for the BEC interests using SEC pricing ($98.68 / barrel and $4.03 / MMBTU). These estimates were done as per the Securities and Exchange Commission’s standards as described in the December 2008 amendment of Section 210.4-10 of Regulation S – X. This report is provided to Breitling Energy Corporation to satisfy the requirements contained in Item 1202(a)(8) of U.S. Securities and Exchange Commission Regulation S-K.

As of March 1, 2014 we estimate the BEC net proved reserves to about 2,086,470 barrels of oil (2,086.47 MBO) and 3,949,570 thousand cubic feet of gas (3,949.57 MMCF). Projected future cash flows show a discounted net present value (NPV10%) of $49,021,100. Total proved, probable and possible reserves have a total net present value of $128,865,220.

DISCUSSION

The Breitling properties consist of hundreds of wells and leases producing from conventional and unconventional reservoirs. They are located in Kansas, Louisiana, Mississippi, North Dakota, Oklahoma, Texas and West Virginia and include royalty interest properties and working interest properties. We have evaluated the properties and a summary of the reserves and value by reserves class and category is shown in the following table.

Breitling Reserves Evaluation March 2014	Page 2

Breitling Energy Corporation

Reserves summary as of March 1, 2014

	Net Reserves		Net Rev	Exp & Tax	Invest	Cash Flow M$		Life
Reserves class & category	MBO	MMCF	M$	M$	M$	Non-Disc	NPV(10)	Years
Proved producing	81.4	358.4	10,342.0	1,635.8	0.0	8,706.2	4,708.5	50
Proved shut in	0.1	2.4	21.2	1.8	0.0	19.4	7.5	50
Proved non-producing	16.9	18.3	1,784.8	160.3	0.0	1,624.5	572.9	50
Proved undeveloped	1,988.1	3,570.5	208,015.3	56,666.7	42,487.5	108,861.1	43,732.2	50

Total Proved	2,086.5	3,949.6	220,163.3	58,464.6	42,487.5	119,211.2	49,021.1	50
Probable non-producing	11.0	12.9	1,156.5	80.8		1,075.7	415.3	50
Probable undeveloped	2,484.9	4,613.0	261,076.9	69,671.7	52,563.7	138,841.4	46,371.0	50

Total Probable	2,495.8	4,625.9	262,233.3	69,752.5	52,563.7	139,917.1	46,786.3	50
Possible non-producing	1.4	0.2	144.8	10.1	0.0	134.7	24.2	50
Possible undeveloped	2,103.4	3,400.5	217,714.4	58,930.8	44,629.5	114,154.1	33,033.6	41

Total Possible	2,104.8	3,400.7	217,859.2	58,940.9	44,629.5	114,288.8	33,057.8	50

Total Proved, Probable & Possible	6,687.1	11,976.1	700,255.9	187,158.1	139,680.7	373,417.1	128,865.2	50

METHOD OF APPRAISAL

The purpose of this report is to estimate oil and gas reserves for Breitling Energy Corporation using industry standard assumptions and methods. Significant data was collected and examined using offset analogy, volumetric calculations and decline curve analysis. Offset production, logs, maps, analog information and accounting statements were all studied.

The properties have been evaluated on the basis of future net cash flow or income. This income will accrue to the appraised interest as the wells are produced to their economic limits. The future net income has also been shown discounted at ten (10%) percent to determine its present worth as required by Regulation S—X.

ECONOMIC ASSUMPTIONS

For the cash flow analysis an oil price of $98.68 per barrel and a gas price of $4.03 per MMBtu were used as per SEC pricing guidelines for the preceding 12 months (April 2013 – March 2014). Local field price differentials were applied. These prices were held constant (no escalations).

Operating expense data were supplied by BEC for some of the properties. MAI analyzed these expenses and average values were included in our cash flows. These expenses were held constant through the life of the properties (no escalations). Lease restoration and well abandonment costs are not included in our analysis as the equipment salvage value should cover these costs.

Breitling Reserves Evaluation March 2014	Page 3

RESERVE DETERMINATION

Reserves were estimated for the wells by using engineering and geologic methods widely accepted in the industry. For the producing reservoirs, performance methods were used to estimate reserves. Extrapolations were made of various historical data including oil, gas and water production and pressure data. For undrilled reservoirs we used volumetric calculations or offset analogy analysis.

Mire & Associates, Inc. have made use of all data, appropriate methods, and procedures that are needed to prepare this report according to SEC regulation S-X Section 210.4-10 as amended on December 2008.

All estimates are a function of the quality of the available data and are subject to the existing economic conditions, operating methods, and government regulations in effect at the time of the report. The reserves presented in this report are estimates only and should not be interpreted as being exact amounts. Actual volumes recovered could be higher or lower than estimated.

Not only are such reserves and revenue estimates based on that information which is currently available, but such estimates are also subject to the uncertainties inherent in the application of judgmental factors in interpreting such information.

New regulations could have an adverse effect on the reserves calculated in this report. Importantly changes to regulations on water disposal or well re-injection could significantly decrease or eliminate this report’s proved reserves.

Titles to the evaluated property have not been examined or independently confirmed. The data used in this evaluation was supplied by Breitling Energy Corporation or was obtained from public sources.

Kurt Mire supervised or performed all of the relevant technical work during the creation of this report. He is a licensed petroleum engineer and officer of Mire & Associates, Inc., a Texas company. Kurt Mire has a B.S. degree in Petroleum Engineering from the University of Louisiana at Lafayette. He has 30 years of experience in creating reserve reports and completing reserves analysis for conventional and unconventional fields in the United States.

Breitling Reserves Evaluation March 2014	Page 4

In my opinion the reserve estimates presented in this report are reasonable and were made with generally accepted engineering and evaluation principles.

The Economic Summary Projection tables for each reserves class are attached.

Thanks for letting us help with this.

Sincerely,

/s/ Kurt Mire
Kurt Mire, P.E.
Petroleum Consultant

Date : 04/07/2014	2:10:21PM	ECONOMIC SUMMARY PROJECTION		Total
Partner :	BEC	BREITLING ENERGY CORPORATION
All Cases
		Discount Rate :	10.00
		As of :	03/01/2014

Est. Cum Oil (Mbbl):	1,708,193.22	BEC - SEC RESERVES EVALUATION
Est. Cum Gas (MMcf):	2,122,546.32	APRIL 2014 SEC PRICE
Est. Cum Water (Mbbl) :	4,358,501.27	S$98.68 OIL & $4.03 GAS

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)		Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)		Cum Disc. CF (M$)

2014	11,381.59	66,383.41	54.74	105.81	96.41	4.57	5,760.52	98.30	425.71		450.17	9,838.72	-4,855.78		-4,704.99
2015	13,482.03	88,864.90	148.70	264.98	95.69	5.06	15,570.02	137.25	1,223.21		1,208.14	12,940.00	335.92		-4,498.41
2016	12,540.37	81,442.14	222.46	424.42	95.25	5.21	23,401.44	156.08	1,957.90		1,805.90	14,800.00	4,993.71		-531.19
2017	11,936.42	72,777.59	263.50	519.02	95.19	5.23	27,796.69	191.38	2,405.61		2,143.54	9,250.00	14,188.93		9,867.01
2018	10,893.35	68,279.67	306.18	567.58	94.94	5.28	32,064.76	159.81	3,290.82		2,425.61	14,800.00	11,708.14		17,591.77
2019	9,871.62	56,364.56	364.63	690.01	94.79	5.34	38,247.06	136.23	4,181.32		2,854.03	16,651.50	14,696.45		26,373.75
2020	9,196.09	47,443.09	410.65	793.72	94.70	5.37	43,150.25	123.82	4,971.15		3,200.09	15,850.00	19,252.84		36,846.86
2021	8,555.70	40,853.61	398.31	760.94	94.69	5.38	41,808.39	113.45	5,105.62		3,093.16	7,927.25	25,795.80		49,763.61
2022	8,052.39	36,010.68	400.99	747.93	94.66	5.39	41,990.58	100.49	5,616.61		3,096.66	5,275.00	28,102.79		62,408.79
2023	7,451.40	32,201.34	377.31	695.23	94.66	5.40	39,466.80	90.53	5,670.92		2,906.51	7,668.75	23,311.15		71,961.32
2024	6,969.06	28,875.51	353.74	647.98	94.65	5.40	36,980.38	82.88	5,665.59		2,720.65	1,575.00	27,102.02		82,104.54
2025	6,589.62	25,965.08	339.74	626.43	94.63	5.41	35,537.35	76.24	5,616.86		2,612.65	3,675.00	23,709.07		90,150.75
2026	6,171.34	23,641.20	336.39	613.56	94.61	5.41	35,146.69	70.89	5,611.51		2,580.20	3,150.00	23,875.87		97,514.92
2027	5,884.32	21,692.42	314.97	553.22	94.62	5.41	32,794.83	66.34	5,611.35		2,404.18	3,152.25	21,693.39		103,611.93
2028	5,698.35	20,339.83	323.49	554.74	94.61	5.41	33,607.82	62.60	5,611.25		2,459.23	3,150.00	22,449.94		109,328.98
Rem.	87,597.08	229,123.13	2,071.30	3,410.57	94.71	5.37	214,509.05	756.98	72,451.68		15,780.24	9,977.25	117,056.85		19,536.25
Total 50.0	222,270.73	940,258.16	6,687.09	11,976.14	94.77	5.35	697,832.61	2,423.27	135,417.12		51,740.97	139,680.72	373,417.08		128,865.22

Ult.	1,930,463.95	3,062,804.48

		Eco. Indicators
		Return on Investment (disc):			2.537			Present Worth Profile (M$)
		Return on Investment (undisc):			3.673			PW	5.00	%:	210,090.75	PW	20.00	%:	57,939.84
		Years to Payout:			6.43			PW	8.00	% :	155,318.48	PW	30.00	%:	30,346.62
		Internal Rate of Return (%):			98.70			PW	10.00	% :	128,865.22	PW	40.00	%:	17,359.74
								PW	12.00	% :	108,020.66	PW	50.00	%:	10,391.93
								PW	15.00	% :	84,316.43	PW	60.00	%:	6,284.98

TRC Standard Eco.rpt	6

Date : 04/07/2014	2:10:21 PM	ECONOMIC SUMMARY PROJECTION		Total
Partner :	BEC	BREITLING ENERGY CORPORATION
All Cases
		Discount Rate :	10.00
		As of :	03/01/2014

Est. Cum Oil (Mbbl):	1,707,941.14	BEC - SEC RESERVES EVALUATION	Proved Rsv Class
Est. Cum Gas (MMcf):	2,119,188.62	APRIL 2014 SEC PRICES
Est. Cum Water (Mbbl):	4,358,476.60	$98.68 OIL & $4.03 GAS

Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2014	10,277.16	48,443.45	37.82	86.93	95.60	4.72	4,025.70	97.05	367.90	311.17	8,472.50	-5,028.83	-4,859.77
2015	11,512.27	49,256.88	111.63	226.47	95.10	5.19	11,791.37	135.58	1,027.25	892.50	8,440.00	1,567.20	-3,630.36
2016	9,995.62	41,789.87	156.21	309.19	94.89	5.29	16,460.47	116.28	1,488.93	1,229.57	11,100.00	2,758.24	-1,537.55
2017	9,024.88	36,219.44	169.58	330.68	94.77	5.33	17,835.84	85.68	1,652.70	1,319.74	3,700.00	11,249.08	6,656.25
2018	8,325.58	32,417.38	153.92	304.98	94.73	5.34	16,209.13	77.08	1,776.00	1,197.46	1,850.00	11,462.74	14,221.14
2019	7,666.80	28,694.81	119.79	237.80	94.75	5.33	12,616.35	70.00	1,682.92	932.82	0.00	10,070.61	20,291.89
2020	7,160.96	25,736.48	101.93	203.17	94.75	5.32	10,739.36	61.32	1,679.56	794.55	1,050.00	7,276.56	24,282.44
2021	6,744.35	23,061.08	96.22	191.56	94.76	5.34	10,140.10	54.53	1,673.69	749.27	0.00	7,771.67	28,155.54
2022	6,306.73	20,889.37	93.69	178.89	94.73	5.34	9,831.35	49.38	1,672.11	724.72	1,050.00	6,433.91	31,049.99
2023	5,973.92	19,067.40	100.49	184.93	94.70	5.36	10,507.94	45.23	1,669.55	772.30	1,050.00	7,061.33	33,945.63
2024	5,681.07	17,464.38	102.61	184.67	94.68	5.37	10,707.85	41.92	1,668.01	785.17	1,050.00	7,246.59	36,651.63
2025	5,364.88	16,001.22	110.27	202.65	94.65	5.39	11,528.75	38.92	1,667.00	844.41	1,050.00	8,006.26	39,363.60
2026	5,068.65	14,705.03	107.04	193.06	94.63	5.39	11,169.60	36.46	1,666.34	817.17	1,575.00	7,147.55	41,565.39
2027	4,832.93	13,479.91	100.65	171.55	94.64	5.39	10,450.54	34.33	1,666.23	763.11	525.00	7,530.53	43,680.42
2028	4,570.03	12,474.69	83.36	140.80	94.66	5.38	8,648.11	32.55	1,666.15	632.05	1,050.00	5,332.45	45,038.00
Rem.	75,505.47	146,162.53	441.26	802.22	94.89	5.31	46,130.86	393.70	19,263.12	3,411.16	525.00	23,325.28	3,983.09
Total 50.0	184,011.31	545,863.93	2,086.47	3,949.57	94.80	5.32	218,793.32	1,370.01	42,287.46	16,177.18	42,487.50	119,211.19	49,021.10

Ult.	1,891,952.45	2,665,052.55

Eco. Indicators
Return on Investment (disc) :	2.541	Present Worth Profile (M$)
Return on Investment (undisc) :	3.806	PW	5.00% :	73,722.77	PW	20.00% :	24,856.25
Years to Payout :	3.85	PW	8.00% :	57,304.53	PW	30.00% :	13,960.75
Internal Rate of Return (%) :	79.99	PW	10.00% :	49,021.10	PW	40.00% :	8,160.05
		PW	12.00% :	42,272.90	PW	50.00% :	4,717.39
		PW	15.00% :	34,288.29	PW	60.00% :	2,516.96

TRC Standard Eco. rpt	2

Date : 04/07/2014	2:10:21 PM	ECONOMIC SUMMARY PROJECTION		Total
Partner :	BEC	BREITLING ENERGY CORPORATION
All Cases
		Discount Rate :	10.00
		As of :	03/01/2014

Est. Cum Oil (Mbbl):	96.38	BEC - SEC RESERVES EVALUATION
Est. Cum Gas (MMcf):	1,674.29	APRIL 2014 SEC PRICES	Probable Rsv Class
Est. Cum Water (Mbbl):	24.67	$98.68 OIL & $4.03 GAS

	Oil	Gas	Oil	Gas	Oil	Gas	Oil & Gas	Misc.	Costs	Taxes	Invest.	NonDisc. CF	Cum
	Gross	Gross	Net	Net	Price	Price	Rev. Net	Rev. Net	Net	Net	Net	Annual	Disc. CF
Year	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2014	830.77	15,913.32	4.71	4.32	97.44	3.56	474.66	1.25	16.43	36.74	313.71	109.03	102.48
2015	1,463.22	36,496.40	17.41	23.42	96.58	4.54	1,787.62	1.67	115.64	149.59	3,700.00	-2,175.95	-1,735.76
2016	1,783.42	34,925.75	44.28	91.83	95.51	5.11	4,698.41	39.80	311.64	385.92	1,850.00	2,190.64	84.97
2017	1,885.65	28,330.09	58.95	138.64	95.57	5.06	6,335.68	105.69	536.13	514.28	5,550.00	-159.03	35.83
2018	1,686.23	21,080.91	123.61	219.52	94.84	5.26	12,876.96	82.72	1,298.17	972.46	11,100.00	-410.96	-276.96
2019	1,500.85	16,192.68	194.22	365.24	94.69	5.37	20,351.16	66.23	1,972.77	1,510.37	11,100.00	5,834.25	3,126.76
2020	1,372.30	13,373.11	208.61	406.33	94.63	5.39	21,930.19	62.51	2,201.89	1,621.08	5,550.00	12,619.73	9,976.54
2021	1,216.85	11,295.13	187.78	359.77	94.62	5.39	19,704.75	58.92	2,219.93	1,454.51	2,375.00	13,714.22	16,771.69
2022	1,150.97	9,754.42	151.50	293.20	94.64	5.38	15,915.31	51.10	2,155.77	1,176.35	525.00	12,109.31	22,258.50
2023	982.73	8,584.76	129.88	254.03	94.64	5.38	13,657.59	45.30	2,153.65	1,010.08	1,050.00	9,489.16	26,171.74
2024	880.73	7,527.18	119.77	235.97	94.63	5.38	12,604.29	40.96	2,151.39	931.87	525.00	9,037.00	29,558.71
2025	876.72	6,690.84	114.74	221.03	94.62	5.39	12,047.85	37.31	2,142.23	889.25	1,050.00	8,003.69	32,273.47
2026	790.67	6,116.45	120.44	224.48	94.59	5.40	12,604.27	34.43	2,137.93	927.35	1,050.00	8,523.42	34,895.73
2027	713.70	5,603.07	109.48	196.10	94.59	5.39	11,413.18	32.02	2,138.19	838.88	2,100.00	6,368.12	36,692.45
2028	801.11	5,292.78	138.03	245.45	94.57	5.41	14,381.74	30.05	2,138.07	1,053.12	1,050.00	10,170.60	39,285.51
Rem	9,665.73	58,580.15	772.45	1,346.57	94.75	5.35	80,396.47	363.27	26,648.91	5,941.93	3,675.00	44,493.90	7,500.82
Total 50.0	27,601.65	285,757.05	2,495.85	4,625.90	94.73	5.35	261,180.12	1,053.23	50,338.74	19,413.77	52,563.71	139,917.13	46,786.33

Ult.	27,698.03	287,431.33

Eco. Indicators
Return on Investment (disc) :	2.540	Present Worth Profile (M$)
Return on Investment (undisc) :	3.662	PW	5.00% :	77,701.01	PW	20.00% :	20,027.57
Years to Payout :	6.53	PW	8.00% :	56,844.86	PW	30.00% :	9,939.28
Internal Rate of Return (%) :	>1000	PW	10.00% :	46,786.33	PW	40.00% :	5,439.61
		PW	12.00% :	38,876.33	PW	50.00% :	3,193.11
		PW	15.00% :	29,914.14	PW	60.00% :	1,977.40

TRC Standard Eco.rpt	8

Date : 04/07/2014	2:10:21 PM	ECONOMIC SUMMARY PROJECTION		Total
Partner :	BEC	BREITLING ENERGY CORPORATION
All Cases
		Discount Rate :	10.00
		As of :	03/01/2014

Est. Cum Oil (Mbbl):		155.70		BEC - SEC RESERVES EVALUATION								Possible Rsv Class
Est. Cum Gas (MMcf):		1,683.41		APRIL 2014 SEC PRICES
Est. Cum Water (Mbbl):		0.00		$98.68 OIL & $4.03 GAS
Year	Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Invest. Net (M$)	Taxes Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2014	273.67	2,026.64	12.21	14.55	98.49	3.98	1,260.16	0.00	41.38	102.26	1,052.51	64.02	52.29
2015	506.54	3,111.62	19.66	15.09	98.26	3.94	1,991.03	0.01	80.32	166.04	800.00	944.67	867.71
2016	761.33	4,726.52	21.97	23.40	97.29	4.49	2,242.57	0.00	157.33	190.41	1,850.00	44.83	921.39
2017	1,025.89	8,228.07	34.97	49.70	96.56	5.00	3,625.18	0.00	216.78	309.52	0.00	3,098.88	3,174.93
2018	881.54	14,781.38	28.65	43.07	96.55	4.92	2,978.68	0.00	216.64	255.68	1,850.00	656.35	3,647.59
2019	703.96	11,477.07	50.62	86.96	95.31	5.23	5,279.55	0.00	525.63	410.84	5,551.50	-1,208.41	2,955.10
2020	662.82	8,333.50	100.11	184.22	94.80	5.37	10,480.70	0.00	1,089.70	784.46	9,250.00	-643.45	2,587.89
2021	594.49	6,497.40	114.31	209.61	94.75	5.40	11,963.53	0.00	1,212.00	889.38	5,552.25	4,309.91	4,836.37
2022	594.69	5,366.89	155.81	275.84	94.64	5.43	16,243.91	0.00	1,788.74	1,195.60	3,700.00	9,559.57	9,100.30
2023	494.75	4,549.18	146.95	256.28	94.65	5.44	15,301.28	0.00	1,847.73	1,124.13	5,568.75	6,760.67	11,843.95
2024	407.26	3,883.95	131.35	227.34	94.65	5.44	13,668.23	0.00	1,846.19	1,003.61	0.00	10,818.44	15,894.21
2025	348.02	3,273.02	114.73	202.75	94.64	5.44	11,960.75	0.00	1,807.64	878.99	1,575.00	7,699.12	18,513.68
2026	312.03	2,819.71	108.91	196.02	94.62	5.45	11,372.82	0.00	1,807.25	835.68	525.00	8,204.89	21,053.80
2027	337.68	2,609.43	104.84	185.57	94.63	5.44	10,931.11	0.00	1,806.93	802.19	527.25	7,794.73	23,239.06
2028	327.22	2,572.36	102.11	168.48	94.62	5.44	10,577.97	0.00	1,807.02	774.06	1,050.00	6,946.89	25,005.46
Rem.	2,425.88	24,380.45	857.59	1,261.78	94.59	5.44	87,981.72	0.00	26,539.65	6,427.16	5,777.25	49,237.67	8,052.33
Total 50.0	10,657.77	108,637.18	2,104.78	3,400.67	94.79	5.39	217,859.18	0.04	42,790.92	16,150.02	44,629.51	114,288.77	33,057.80

Ult.	10,813.47	110,320.59

Eco. Indicators
Return on Investment (disc) :	2.529	Present Worth Profile (M$)
Return on Investment (undisc) :	3.561	PW	5.00% :	58,666.97	PW	20.00	% :	13,056.02
Years to Payout :	8.69	PW	8.00% :	41,169.09	PW	30.00	% :	6,446.59
Internal Rate of Return (%) :	459.76	PW	10.00% :	33,057.80	PW	40.00	% :	3,760.07
		PW	12.00% :	26,871.43	PW	50.00	% :	2,481.43
		PW	15.00% :	20,114.00	PW	60.00	% :	1,790.63

TRC Standard Eco.rpt	9

Breitling Reserves Evaluation March 2014	Page 10

Consultant

Kurt Mire, P.E.

Senior Consultant – Reservoir Engineering/Project Management

Summary

Mr. Mire is a senior reservoir and production engineer with thirty (30) years of experience in E&P. This experience has been gained at major and independent oil companies and by projects done for Tier I consulting firms Ryder Scott Company and Netherland, Sewell & Associates. Domestic experience includes Louisiana, Texas, Gulf of Mexico, Mid-Continent, and Rocky Mountains. International experience includes Mexico, South America, Iraq, Trinidad, and Asia. He has proven skills in reservoir and production engineering, operations, reserves estimation, Monte Carlo simulation, nodal analysis, field studies, and property evaluations.

Experience – 30 years

Mire & Associates, Inc., Houston	2004 – present
BP America, Houston	2001 – 2003
Independent Consultant, Lafayette, LA	1999 – 2001
Subsurface Consultants, Lafayette, LA	1993 – 1998
Black Gold Production Co., Hammond, LA	1991 – 1993
Independent Consultant, Morgan City, LA	1988 – 1991
Texaco, Inc., Morgan City, LA	1983 – 1987

Education

B.S., Petroleum Engineering

University of Louisiana at Lafayette, 1982